AMENDMENT NO.9
                                       TO
                    THIRD AMENDED AND RESTATED LOAN AGREEMENT


     THIS AMENDMENT, dated as of November 1, 1999 ("AMENDMENT NO. 9"), is by and among LINC CAPITAL, INC. (formerly known as Scientific Leasing Inc.), a Delaware corporation ("LCI"), Connor Capital Corporation (the "ACQUIRED SUBSIDIARY", and together with each other Subsidiary of LCI which shall become a "Borrower" under the Loan Agreement subsequent to the date hereof, each a "SUBSIDIARY BORROWER"), the banks from time to time party thereto (each a "BANK" and collectively, the "BANKS") and FLEET BANK, N.A. as agent for the Banks (in such capacity, together with its successors in such capacity, the "AGENT").

                              W I T N E S S E T H:

     WHEREAS, LCI, the Acquired Subsidiary, the Banks and the Agent are parties to a Third Amended and Restated Loan Agreement dated as of July 22, 1997 (as amended, supplemented, restated or otherwise modified from time to time, including as amended hereby, the "LOAN AGREEMENT"); and

     WHEREAS, the Borrowers (as hereinafter defined) have requested certain further amendments to the Loan Agreement and; and

     WHEREAS, capitalized terms used and not otherwise defined herein shall have the meanings specified in the Loan Agreement;

     NOW, THEREFORE, in consideration of the premises and for good and valuable consideration the receipt of which is hereby acknowledged, LCI, the Acquired Subsidiary (LCI together with the Acquired Subsidiary are herein sometimes referred to individually as a "BORROWER" and collectively as the "BORROWERS"), the Banks and the Agent agree as follows:

     ARTICLE I.        AMENDMENTS TO LOAN AGREEMENT.

     This Amendment shall be deemed to be an amendment and supplement to the Loan Agreement, and shall not be construed in any way as a replacement therefor. All of the terms and provisions of this Amendment, including, without limitation, the representations and warranties set forth herein, are hereby incorporated by reference into the Loan Agreement as if such terms and provisions were set forth in full therein. The Loan Agreement is hereby amended, upon the satisfaction of the conditions precedent set forth in Section 4.1 hereof, in the following respects, with such amendments to become effective on the date first above written except as otherwise indicated:

     1.1 Section 1.1 of the Loan Agreement, "DEFINITIONS", is amended to add the following new definition where alphabetically appropriate:
        "AMENDMENT NO. 9" - Amendment No. 9 dated as of November 1, 1999, to this Third Amended and Restated Loan Agreement.

     1.2 Section 1.1 of the Loan Agreement, "DEFINITIONS", is amended to delete the definitions of the terms "Payment Date", "Term Conversion Date" and "Term Period" in their entirety and clause (i) of the definition of the term "Interest Period". Sections 1.2(9), 2.1(b), 2.2(b), 2.8(b), 2.8(c), 2.26(a)(ii)(B) and
5.9(b) of the Loan Agreement are also deleted in their entirety. Any other references to the "Term Conversion Date" or the "Term Period" in the Loan Agreement shall also be deemed to be deleted in their entirety, including, without limitation, the words "and following the Term Conversion Date" set forth in Section 2.1(a) of the Loan Agreement.

     1.3 Section 1.1 of the Loan Agreement, "DEFINITIONS", is amended to amend the definition of the term "Post-Default Rate" to change the amount "2%" as it appears throughout such definition to the amount "3%".

     1.4 Section 1.2(2) of the Loan Agreement is hereby amended by adding the following paragraph at the end thereof:
        In addition, at no time shall the Post-Computation Amount included in the Borrowing Base reflecting the Balance of Payments under Unfunded Eligible Contracts exceed in the aggregate Twenty-One Million ($21,000,000)Dollars.

     1.5 Section 2.10 (a) of the Loan Agreement is hereby amended to read in its entirety as follows:

(a) Subject to Section 2.8(a) hereof, the Borrowers shall pay to the Agent for the account of each Bank the principal of the Loans made by such Bank outstanding at the close of business on the Commitment Termination Date (i) in full, and (ii) in addition on other dates and in the amounts otherwise required under Section 2.8(a) hereof.

     1.6 The definition of "ADJUSTED TANGIBLE NET WORTH" in Section 1.1 is hereby amended to add the words "after tax" after the word "goodwill".

     1.7 The definition of "COMMITMENT TERMINATION DATE" in Section 1.1 is hereby amended to read in its entirety as follows:
         "Commitment Termination Date" - January 31, 2000.

     1.8 Section 6.9(c) is hereby deleted in its entirety.

     1.9 Section 7.13, "CAPITAL EXPENDITURES", is amended to replace the amount "One Million ($1,000,000) Dollars" with the amount "Two Million ($2,000,000) Dollars".

     1.10
(a) Commencing as of November 1, 1999 (the "Commitment Decrease Effective Date"), the Total Commitment of the Banks shall be decreased from One Hundred Fifty Five Million Dollars ($155,000,000) to One Hundred Seventeen Million Dollars ($117,000,000). The amount of each Bank's Commitment as a result of such amendment as of the Commitment Decrease Effective Date shall be as set forth under the heading "New Commitment" set forth in SCHEDULE A annexed to this Amendment No. 9, PROVIDED, HOWEVER, that nothing in this Amendment No. 9 shall be deemed to decrease the Temporary Commitment.

(b) In order to evidence the Loans made by each of the Banks under its Commitment as amended hereby, the Borrowers shall execute and deliver to each of the Banks within ten (10) Business Days of the Commitment Decrease Effective Date a new promissory note substantially in the form attached to the Loan Agreement as Exhibit B-1, reflecting the Commitment of each Bank respectively as amended hereby, dated the Commitment Decrease Effective Date and otherwise duly completed (collectively, all of the above-described promissory notes are defined as the "New Notes"). Upon execution and delivery by the Borrowers of the New Notes, the Agent shall cause each of the Notes being replaced by a New Note to be marked "Replaced by New Note", and returned to the Borrowers.

(c) All references in the Loan Agreement, Loan Documents and all other instruments, documents and agreements executed and delivered pursuant to any of the foregoing, to "the ratable benefit of the Banks", "pro rata", or terms of similar effect shall be deemed to refer to the ratable interests of the Banks, as their respective pro rata interests shall be adjusted to reflect the amendments to the Commitments of each of the Banks as set forth on Schedule A annexed hereto.

(d) The Borrower agrees to pay to each Bank on the Commitment Decrease Effective Date, in addition to any other fees otherwise due and payable under the Loan Documents, an amendment fee (the "Amendment Fee") in consideration of the agreement of the Banks to the terms hereof in an amount equal to 0.10%(ten basis points) of such Bank's Commitment as of the Commitment Decrease Effective Date, the receipt by all of the Banks of such Amendment Fee to be a condition precedent to the effectiveness of this Amendment No. 9.

(e) In order to reflect the foregoing, if necessary, the Banks shall, as of the Commitment Decrease Effective Date, make appropriate adjustments among themselves in order that the amount of Loans outstanding to the Borrowers from each Bank under the Loan Agreement are in principal amounts, as of the Commitment Decrease Effective Date, which are in the same proportion to the outstanding principal amount of all Loans that each Bank's Commitment, respectively, bears to the aggregate Commitments of all the Banks, after giving effect to the amended amount of the Commitments; PROVIDED, HOWEVER, that the foregoing adjustments shall not be made as of the Commitment Decrease Effective Date in respect of Loans bearing interest at a rate subject to an Interest Period outstanding immediately prior to the Commitment Decrease Effective Date but such adjustments will be made on the first day on which the foregoing adjustments can be made without incurring "breakage costs" in respect of each respective Interest Period, so that the foregoing adjustment shall be made as of the Commitment Decrease Effective Date only in respect of borrowings from and after the Commitment Decrease Effective Date or borrowings that are not subject to any Interest Period. The Borrowers, the Banks and the Agent acknowledge that no prepayments under the Loan Agreement shall be required in respect of the decrease in the Total Commitment as provided herein since the total Loans and L/C Obligations outstanding as of the Commitment Decrease Effective Date shall be less than the Banks' Total Commitment as so decreased. The Borrowers agree and consent to the terms of this Section 1.12.
ARTICLE II.  WAIVERS

     2.1. The Banks and the Agent hereby waive any breach of Section 6.9(a) of the Loan Agreement solely for the calendar quarter ending September 30, 1999. The waiver set forth in this Section 2.1 is applicable only to the specific provision of the Loan Agreement, and for the time period, described in this
Section 2.1 and shall not constitute a waiver of any other or future breach of any terms of the Loan Agreement.

     2.2. The Banks and the Agent hereby waive any breach of Section 6.9(c) of the Loan Agreement solely for the twelve-month period ending on the last day of the calendar quarter ending on September 30, 1999. The waiver set forth in this
Section 2.2 is applicable only to the specific provision of the Loan Agreement, and for the time period, described in this Section 2.2 and shall not constitute a waiver of any other or future breach of any terms of the Loan Agreement.

ARTICLE III.      REPRESENTATIONS AND WARRANTIES.

     3.1 Each of the Borrowers represents and warrants to the Agent and the Banks, as of the Effective Date, as follows:

(a) Each Borrower is duly organized and validly existing under the laws of its state of organization and has the power to own its assets and to transact the business in which it is presently engaged and in which it proposes to be engaged.

(b) Each Borrower is in good standing in its state of incorporation and in each state in which it is qualified to do business. There are no jurisdictions in which the character of the properties owned by any Borrower or in which the transaction of the business of any Borrower as now conducted requires or will require such Borrower to qualify to do business, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Collateral in the Borrowing Base or on the business, operations, financial condition, or properties of any Borrower.

(c) Each Borrower has the power to execute and deliver this Amendment No. 9 and the other Loan Documents contemplated hereby and to perform the Loan Agreement as amended hereby and the other Loan Documents contemplated hereby. No consent or approval of any Person (including, without limitation, any stockholder of any Borrower), no consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution or delivery by any Borrower of this Amendment No. 9 or any of the other Loan Documents contemplated hereby.

(d) This Amendment No. 9 and each of the other Loan Documents contemplated hereby has been duly executed and delivered by each Borrower party thereto and each constitutes the valid and legally binding obligation of such Borrower, enforceable in accordance with its terms, except that the remedy of specific performance and other equitable remedies are subject to judicial discretion and except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally.

(e) The execution and delivery by the Borrowers of this Amendment and each of the other Loan Documents contemplated hereby and the performance by the Borrowers under each of the aforementioned documents does not and will not violate any provision of law (including, without limitation, the Williams Act, Sections 13 and 14 of the Securities and Exchange Act of 1934, and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and Regulations U, G and X of the Board of Governors of the Federal Reserve System and the rules and regulations promulgated thereunder) and does not and will not conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or any certificate of incorporation or by-laws of or applicable to any Borrower or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, instrument, document, bond, note or indenture to which any Borrower is a party, or by which it is bound or any of its properties or assets is affected, or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of LCI or any other Loan Party, except for the Liens created and granted pursuant to the Security Documents or otherwise permitted under the Loan Agreement.

(f) All of the properties and assets owned by each Borrower and each of the Subsidiaries and all of the properties and assets owned by any other Loan Party which properties or assets are covered by a Security Document executed by such Loan Party are owned by each of them, respectively, free and clear of any Lien of any nature whatsoever, except as provided for in the Security Documents and as permitted by Section 7.2 of the Loan Agreement. The Liens which have been created and granted by the Security Documents constitute valid perfected Liens on the properties and assets covered by such Security Documents, subject to no prior or equal Lien except as permitted by Section 7.2 of the Loan Agreement.

(g) The Liens granted pursuant to the Security Documents secure, without limitation, the Obligations under the Loan Agreement as amended by this Amendment No. 9, whether or not so stated in the Security Documents. The terms "Obligations" as used in the Security Documents (or any other term used therein to refer to the Indebtedness, liabilities and obligations of the Borrowers to the Banks or the Agent) include, without limitation, Indebtedness, liabilities and obligations to the Banks and the Agent under the Loan Agreement as amended by this Amendment No. 9.

ARTICLE IV.  CONDITIONS.

     4.1 CONDITIONS. The amendments and waiver set forth in Articles I and II above shall be subject to the fulfillment by the Borrowers, in a manner satisfactory to the Agent, of all of the conditions precedent set forth in this
Section 4.1:

(a) The Borrowers and each of the Banks shall have executed and delivered to the Agent this Amendment No. 9.

(b) (i) The representations and warranties contained in Article III of this Amendment No. 9 and in each other agreement, instrument, certificate or other writing delivered to the Agent or any Bank pursuant hereto or to the Loan Agreement shall be correct on and as of the date hereof and on and as of the Effective Date (after giving effect to the waivers included herein) as though made on and as of such date, and (ii) no Default or Event of Default shall have occurred and be continuing on the Effective Date; and execution and delivery of this Amendment shall constitute confirmation by the Borrowers of the truth and accuracy and satisfaction of the conditions of this Section 4.1.

(c) The Agent shall have received copies of the resolutions of the board of directors of the Borrowers, certified as true, correct and complete by an officer thereof, authorizing the execution and delivery of this Amendment.

(d) The Agent shall have received in form and substance satisfactory to the Agent a certificate of an authorized officer of each of the Borrowers certifying the names and true signatures of the officer authorized to sign this Amendment No. 9 and each of the other documents contemplated hereby together with evidence of the incumbency of such authorized officer.

(e) If requested, the Agent shall have received an opinion, in form and substance satisfactory to the Banks and the Agent, of Allen P. Palles, Esq. or James Froberg, Esq., counsel to the Borrowers as to such matters relating to this Amendment as the Agent and the Banks may reasonably request.

(f) The Borrowers shall have (i) paid to each Bank, and each Bank shall have received, the Amendment Fee, (ii) paid all fees and expenses of counsel to the Agent incurred in connection herewith; and (iii) otherwise complied in all respects with the terms hereof and of any other agreement, document, instrument or other writing to be delivered by the Borrower in connection herewith.

(g)  All  legal  matters   incident  to  this  Amendment   shall  be  reasonably
     satisfactory to the Agent and counsel to the Agent.

ARTICLE V.  MISCELLANEOUS.

     5.1 The Loan Agreement and the other agreements to which the Borrowers are a party delivered in connection herewith or with the Loan Agreement are, and shall continue to be, in full force and effect, and are hereby ratified and confirmed in all respects, except that on and after the effectiveness of this Amendment (a) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended hereby, (b) all references in the Loan Agreement, the Security Documents or any other agreement, instrument or document executed and delivered in connection therewith to (i) the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended hereby, and (ii) the "Loans" (or any other term or terms used in any of such documents to describe or refer to Loans made by the Banks to the Borrowers under the Loan Agreement) shall be deemed to refer to Loans made by the Banks to the Borrowers pursuant to the Loan Agreement as amended hereby.

     5.2 The Loan Agreement, the Security Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment No. 9. Except as so amended hereby, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms. The execution and delivery of this Amendment No. 9 by the Borrowers, the Banks and the Agent shall not waive or be deemed to waive any default which has occurred or which may be occurring in respect of the Loan Agreement, and each of the waivers granted hereunder shall be effective only in the specific instance and for the purpose for which given. All of the terms and provisions of this Amendment No. 9 are hereby incorporated by reference into the Loan Agreement as if such terms and provisions were set forth in full therein.

     5.3 The miscellaneous provisions under Article 10 of the Loan Agreement, together with the definitions of all terms used therein, and all other Sections of the Loan Agreement to which such Sections refer are hereby incorporated by reference as if the provisions thereof were set forth in full herein.

     5.4 This Amendment No. 9 may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original, and all such counterparts shall constitute one and the same instrument. Signatures transmitted by facsimile shall be deemed as effective as manually executed originals.

     5.5 THIS AMENDMENT NO. 9 SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 9 to Third Amended and Restated Loan Agreement to be duly executed as of the date first above written.

                                        LINC CAPITAL, INC. (formerly known
                                        as SCIENTIFIC LEASING, INC.),
                                        as Borrower


                                        By:/s/ Allen P. Palles
                                           -------------------
                                        Name:Allen P. Palles
                                        Title:Executive Vice President and
                                               Chief Financial Officer

                                        CONNOR CAPITAL CORPORATION,
                                        as Borrower


                                        By:/s/ Allen P. Palles
                                           -------------------
                                        Name: Allen P. Palles


                                        FLEET BANK, N.A. (formerly NATWEST
                                        BANK N.A.) as Agent and as a Bank


                                        By: /s/ Anthony McKiernan
                                            ---------------------
                                        Name: Anthony McKiernan


                                        FIRST UNION NATIONAL BANK (formerly
                                        known as CORESTATES BANK, N.A.)

                                        By: /s/ Carmel Albano
                                            -----------------
                                        Name: Carmel Albano


                                        LASALLE BANK NATIONAL ASSOCIATION
                                       (formerly known as LASALLE NATIONAL BANK)

                                        By: /s/ Henry Munez
                                            ---------------
                                        Name: Henry Munez



                      [Signature Page to Amendment No. 9 Under
             LINC Capital Third Amended and Restated Loan Agreement]

                                       BANK ONE, NA (formerly known as THE FIRST
                                       NATIONAL BANK OF CHICAGO)

                                       By: /s/ Andrew Heinecke
                                           -------------------
                                       Name: Andrew Heinecke


                                       EUROPEAN AMERICAN BANK

                                       By: /s/ Kenneth Austin
                                           ------------------
                                       Name: Kenneth Austin


                                       UNION BANK OF CALIFORNIA, N.A.

                                       By: /s/ Alison Mason
                                       --------------------
                                       Name: Alison Mason


                                       KEY BANK NATIONAL ASSOCIATION

                                       By: /s/ Scott Foye
                                           --------------
                                       Name: Scott Foye


                                       NATIONAL CITY BANK

                                       By: /s/ John Stinson
                                           ----------------
                                       Name: John Stinson









                    [Signature Page to Amendment No. 9 Under
             LINC Capital Third Amended and Restated Loan Agreement]